The Royce Fund Supplement to the Prospectus dated May 1, 2011
Royce Select Fund I Royce Select Fund II Royce Global Select Fund	Royce SMid-Cap Select Fund Royce Opportunity Select Fund

Effective September 19, 2011, the section in the prospectus entitled "Investing in Royce Select Funds-Who May Invest in these Funds" is replaced in its entirety with the following:

Only "qualified investors" may invest in the Royce Select Funds. A "qualified investor" is defined as one who meets the Securities and Exchange Commission's definition of the term "qualified client." The term qualified client includes:

(a)

an individual who, or a corporation, partnership, trust or other company that, Royce (and any person acting on its behalf) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse, excluding the value of the primary residence of such individual and debt secured by the property) of more than $2,000,000* at the time of the purchase; or

(b)	an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $1,000,000.**

The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Funds. Qualified investors (or any persons acting on their behalf) must represent to The Royce Fund and Royce in writing that they are investing in the Funds for their own accounts and not with a view to transferring their Fund shares or any interest in them to another person. The Royce Fund has imposed restrictions on transfers of the Funds' shares in order to prevent persons who are not qualified investors from purchasing them.

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*Net worth threshold is $1,500,000 (including the value of an individual's primary residence) for those that have established accounts with the Royce Select Funds prior to September 19, 2011 provided that, if an individual, corporation, partnership trust or other company becomes a joint owner of such account, 2(a) will apply as set forth above.
**Net asset value threshold is $750,000 for those that hold accounts with Royce Select Funds prior to September 19, 2011 provided that, if an individual, corporation, partnership trust or other company becomes a joint owner of such account, 2(b) will apply as set forth above.

August 10, 2011